SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): August 5, 2003

Emerson Electric Co.

(Exact Name of Registrant as Specified in Charter)

Missouri	1-278	43-0259330

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Indentification Number)

8000 West Florissant Avenue St. Louis, Missouri	63136

(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:

(314) 553-2000

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

Exhibit Number	Description of Exhibits
99.1	Registrant’s August 5, 2003 Press Release announcing its fiscal 2003 third quarter earnings.

Item 12. Results of Operation and Financial Condition.

Banc of America Presentation
CEO David N. Farr made a presentation at the Banc of America Securities Electrical Equipment & Multi-Industry Conference on July 31, 2003.  Among the items discussed at the conference, Mr. Farr indicated that June 2003 sales and earnings were up from the same month a year ago; and that Emerson has contributed $600 million to its primary pension plan over the three years ended June 30, 2003.

Quarterly Earnings Press Release
On August 5, 2003, a press release was issued regarding earnings results of Emerson Electric Co. (EMR) for the quarter ended June 30, 2003. A copy of this press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

The press release contains non-GAAP financial measures as such term is defined in Regulation G under the rules of the Securities and Exchange Commission. While Emerson believes these non-GAAP financial measures are useful in evaluating the company, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Further, these non-GAAP financial measures may differ from similarly titled measures presented by other companies.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: August 5, 2003	By:	/s/ H.M. Smith
H. M. Smith Assistant General Counsel and Assistant Secretary

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EXHIBIT INDEX

Exhibit Number	Description of Exhibits
99.1	Registrant’s August 5, 2003 Press Release announcing its fiscal 2003 third quarter earnings.

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